NATIXIS FUNDS

LOOMIS SAYLES FUNDS

Supplement dated April 1, 2020 to the Statutory Prospectuses dated, February 1, 2020, May 1, 2019 and

June 1, 2019 as may be revised or supplemented from time to time, for the following Funds:

AEW Global Focused Real Estate Fund	Loomis Sayles Small Cap Growth Fund

ASG Dynamic Allocation Fund	Loomis Sayles Small Cap Value Fund

ASG Global Alternatives Fund	Loomis Sayles Small/Mid Cap Growth Fund

ASG Managed Futures Strategy Fund	Loomis Sayles Strategic Alpha Fund

ASG Tactical U.S. Market Fund	Loomis Sayles Strategic Income Fund

Gateway Fund	Mirova Global Green Bond Fund

Gateway Equity Call Premium Fund	Mirova Global Sustainable Equity Fund

Loomis Sayles Bond Fund	Mirova International Sustainable Equity Fund

Loomis Sayles Core Plus Bond Fund	Natixis Oakmark Fund

Loomis Sayles Fixed Income Fund	Natixis Oakmark International Fund

Loomis Sayles Global Allocation Fund	Natixis Sustainable Future 2015 Fund®

Loomis Sayles Global Bond Fund	Natixis Sustainable Future 2020 Fund®

Loomis Sayles Growth Fund	Natixis Sustainable Future 2025 Fund®

Loomis Sayles High Income Fund	Natixis Sustainable Future 2030 Fund®

Loomis Sayles High Income Opportunities Fund	Natixis Sustainable Future 2035 Fund®

Loomis Sayles Inflation Protected Securities Fund	Natixis Sustainable Future 2040 Fund®

Loomis Sayles Institutional High Income Fund	Natixis Sustainable Future 2045 Fund®

Loomis Sayles Intermediate Duration Bond Fund	Natixis Sustainable Future 2050 Fund®

Loomis Sayles Intermediate Municipal Bond Fund	Natixis Sustainable Future 2055 Fund®

Loomis Sayles Investment Grade Bond Fund	Natixis Sustainable Future 2060 Fund®

Loomis Sayles Investment Grade Fixed Income Fund	Natixis U.S. Equity Opportunities Fund

Loomis Sayles Limited Term Government and Agency Fund	Vaughan Nelson Small Cap Value Fund

Loomis Sayles Securitized Asset Fund	Vaughan Nelson Value Opportunity Fund

Effective immediately, the section entitled “More About Risks” is amended and restated to include the following:

Recent Market Events Risk

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; significant disruptions to business operations, supply chains and customer activity; lower consumer demand for goods and services; event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in healthcare service preparation and delivery; prolonged quarantines; as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of this outbreak or any future outbreak in developing or emerging market countries may be greater due to less established health care systems. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates and a substantial economic downturn or recession. Such impacts could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, adversely affect the value and liquidity of a Fund’s investments and negatively impact a Fund’s performance and your investment in the Fund.